UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  September 9, 2022

BITNILE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NILE	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	NILE PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.08	SHAREHOLDER DIRECTOR NOMINATIONS

To the extent applicable, the information in Item 8.01 of this report is incorporated by reference into this Item 5.08.

ITEM 8.01	OTHER EVENTS

The Board of Directors of BitNile Holdings, Inc.  (the “Company”) has scheduled its 2022 annual meeting of stockholders (the “2022 Annual Meeting”) for 9:00 a.m. Pacific Time on November 23, 2022.

Because the date of the 2022 Annual Meeting differs by more than 30 days from the anniversary date of the 2021 annual meeting of stockholders (the “2021 Annual Meeting”), which was initially held on July 6, 2021 and adjourned to July 23, 2021 and further adjourned to August 13, 2021, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2021, are no longer applicable. Pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

The Company has set a deadline of September 19, 2022 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the 2022 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2022 Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to the Company’s Secretary at BitNile Holdings, Inc., 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary and such proposal must comply with all applicable requirements set forth in the rules and regulations of the SEC, including Exchange Act Rule 14a-8, Delaware law and the Bylaws in order to be eligible for inclusion in the Company’s proxy materials for the 2022 Annual Meeting.

Pursuant to the Bylaws, any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the 2022 Annual Meeting, but not included in the proxy materials for the 2022 Annual Meeting, must comply with the requirements of the Bylaws, including by delivering notice of such stockholder’s proposal or nomination to the Company’s Secretary at BitNile Holdings, Inc., 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary no later than 5:00 p.m., Pacific time, on September 19, 2022. Any proposal or nomination received after such date will be considered untimely and will not be considered at the 2022 Annual Meeting.

An adjournment, rescheduling or postponement of the 2022 Annual Meeting date, or any announcement of such action, will not commence a new time period (or extend any time period) for giving such notice under the Bylaws or submitting a proposal pursuant to Exchange Act Rule 14a-8.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE HOLDINGS, INC.

Dated: September 9, 2022	/s/ Henry Nisser
Henry Nisser President and General Counsel